FOR IMMEDIATE RELEASE           FOR:    Cognizant Technology Solutions Corp.
---------------------                   500 Glenpointe Centre West
                                        Teaneck, NJ  07666

                            CONTACT:    Gordon Coburn
                                        Chief Financial Officer
                                        201-678-2712

                                        Stephanie Prince/Kirin Smith
                                        Press: Brian Maddox/Scot Hoffman
                                        FD Morgen-Walke
                                        212-850-5600


       COGNIZANT TECHNOLOGY SOLUTIONS REPORTS RECORD FIRST QUARTER RESULTS *Quarterly Revenue exceeds $74 million, up 60% over prior year quarter
                      *Pro forma diluted EPS reaches $0.18
                         *GAAP diluted EPS reaches $0.15


Teaneck, NJ - April 21, 2003 - Cognizant Technology Solutions Corporation (Nasdaq: CTSH), a leading provider of IT services, today announced financial results for the first quarter ended March 31, 2003.

Revenue for the first quarter increased to $74.5 million, up 60 percent from $46.5 million in the first quarter of 2002, and up 11% sequentially from the fourth quarter of 2002. On a GAAP basis, net income for the first quarter increased to $10.2 million, or $0.15 per diluted share. Pro forma earnings per share, which excludes $2.0 million in one-time, non-recurring transaction costs related to the recently completed IMS Health exchange offer, was $0.18, up 50% from $0.12 in the year ago quarter. Operating margin for the quarter was 19.5%, compared to 19.8% in the fourth quarter of 2002 and 19.7% in the first quarter of 2002.

"Cognizant is growing faster than its peer group because of our continuing success in winning and ramping up large strategic clients," said Kumar Mahadeva, Chairman and Chief Executive Officer. "Our 4th Generation business model is focused on partnering with customers to achieve substantial reductions in cost structure while rationalizing and streamlining their applications portfolio to better align with business needs, a process we call "transforming while performing". New clients rapidly ramp up their relationships because Cognizant's business model can quickly deliver substantial business results, and because Cognizant is able to lead clients through the change process."

"Financial Services customers continue to account for a growing portion of our revenue mix, rising to 47% compared to 43% last quarter due to the recent ramp-up of several large new customers," said Gordon Coburn, Chief Financial Officer. "Our existing clients who we have worked with for over a year remain highly satisfied as well, accounting for 80% of our business this quarter. DSO, including unbilled receivables, remained strong at 57 days. Total headcount increased to almost 6,500, reflecting the strength of our business outlook for 2003."

CONFERENCE CALL
---------------
Cognizant will host a conference call on April 21, at 5:00 PM. (EST) to discuss the Company's quarterly results. To listen to the call please dial 800-953-6584 domestic and 706-645-0156 internationally. The call will also be broadcast live via the Internet at Cognizant's web site, WWW.COGNIZANT.COM. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay will be made available on the web site at WWW.COGNIZANT.COM or by calling 800-642-1687 and entering "9672732" from two hours after the end of the call until 11:59 p.m. (EST) on April 25, 2003.

ABOUT COGNIZANT TECHNOLOGY SOLUTIONS
------------------------------------

Cognizant Technology Solutions Corporation (Nasdaq:CTSH - News) is a leading provider of IT services. Focused on delivering strategic information technology solutions that address the complex business needs of its clients, Cognizant provides applications management, development, integration, and re-engineering, infrastructure management, business process outsourcing, and a number of related services such as enterprise consulting, technology architecture, program management and change management through its onsite/offshore outsourcing model.

Cognizant's nearly 6,500 employees are committed to partnerships that sustain long-term, proven value for customers by delivering high-quality, cost-effective solutions through its development centers in India and Ireland, and onsite client teams. Cognizant maintains P-CMM and SEI-CMM Level 5 assessments from an independent third-party assessor and was recently ranked as the top information technology company in Forbes' 200 Best Small Companies in America and in BusinessWeek's Hot Growth Companies. Further information about Cognizant can be found at http://www.cognizant.com.

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Cognizant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties that could cause or contribute to differences include, but are not limited to: (i) the significant fluctuations of Cognizant's quarterly operating results caused by a variety of factors, many of which are not within Cognizant's control, including (a) the number, timing, scope and contractual terms of application design, development and maintenance projects, (b) delays in the performance of projects, (c) the accuracy of estimates of costs, resources and time to complete projects, (d) seasonal patterns of Cognizant's services required by customers, (e) levels of market acceptance for Cognizant's services,
(f) potential adverse impacts of new tax legislation, and (g) the hiring of additional staff; (ii) changes in Cognizant's billing and employee utilization rates; (iii) Cognizant's ability to manage its growth effectively, which will require Cognizant (a) to increase the number of its personnel, particularly skilled technical, marketing and management personnel, (b) to find suitable acquisition candidates to support geographic expansion, and (c) to continue to develop and improve its operational, financial, communications and other internal systems, in the United States, India and Europe; (iv) Cognizant's reliance on key customers and large projects; (v) the highly competitive nature of the markets for Cognizant's services; (vi) Cognizant's ability to successfully address the continuing changes in information technology, evolving industry standards and changing customer objectives and preferences; (vii) Cognizant's reliance on the continued services of its key executive officers and leading technical personnel; (viii) Cognizant's ability to attract and retain a sufficient number of highly skilled employees in the future; (ix) Cognizant's ability to protect its intellectual property rights; (x) the concentration of Cognizant's operations in India and the related geo-political risks of local and cross-border conflicts; (xi) terrorist activity, the threat of terrorist activity, and responses to and results of terrorist activity and threats, including, but not limited to, effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions; (xii) the effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions arising from hostilities involving the United States in Iraq or elsewhere; (xiii) a breach of the Distribution Agreement entered into between the Company and IMS Health;
(xiv) a change in the Company's intent to repatriate undistributed earnings; and
(xv) general economic conditions. Such forward-looking statements include risks and uncertainties; consequently, actual transactions and results may differ materially from those expressed or implied thereby.

Additional information on factors that may affect the business and financial results of the companies can be found in filings of the companies made from time to time with the Securities and Exchange Commission.

                               -tables to follow-

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                      (In thousands, except per share data)


                                                             THREE MONTHS ENDED
                                                                  MARCH 31,
                                             -----------------------------------------------------
                                                  2003                                2002
                                             ---------------                     -----------------

Revenues                                        $71,941                             $41,650
Revenues -related party                           2,575                               4,834
                                             ---------------                     -----------------
Total revenues                                   74,516                              46,484

Cost of revenues                                 40,959                              24,189
                                             ---------------                     -----------------
Gross profit                                     33,557                              22,295

Selling, general and administrative expenses     16,411                              11,222

Depreciation and amortization expense             2,622                               1,927
                                             ---------------                     -----------------
Income from operations                           14,524                               9,146

Other income:
-------------
Interest income                                     421                                 429

Other expense, net                                 (197)                               (159)
                                             ---------------                     -----------------
Total other income                                  224                                 270
                                             ---------------                     -----------------

Income before provision for income taxes         14,748                               9,416

Provision for income taxes                       (2,560)                             (2,307)

                                             ---------------                     -----------------
Pro forma Net income                             12,188                               7,109
(Excluding split-off costs)

Split-off costs, net of tax benefit              (2,010)                                  -
                                             ---------------                     -----------------
                                                $10,178                              $7,109
Net income                                   ===============                     =================

                                             ---------------                     -----------------
Pro forma Basic EPS  (1)                          $0.20                               $0.12
(Excluding split-off costs)                  ===============                     =================

                                             ---------------                     -----------------
Pro forma Diluted EPS  (1)                        $0.18                               $0.12
(Excluding split-off costs)                  ===============                     =================

Basic earnings per share (1)                 ---------------                     -----------------
                                                  $0.17                               $0.12
                                             ===============                     =================

Diluted earnings per share (1)               ---------------                     -----------------
                                                  $0.15                               $0.12
                                             ===============                     =================

Weighted average number of common
  shares outstanding (1)                     ---------------                     -----------------
                                                  61,319                             58,095
                                             ===============                     =================

Weighted average number of common            ---------------                     -----------------
    and dilutive shares outstanding (1)           65,993                             61,701
                                             ===============                     =================


(1) Reflects a 3-for-1 stock split distributed on April 1, 2003.

                                        -Table to follow-

                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
       CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (Unaudited)
                                 (In thousands)



                                                            MARCH 31,         DECEMBER 31,
                                                        ------------------ -------------------
                                                              2003                2002
                                                        ------------------ -------------------


Assets

Current Assets

  Cash and cash equivalents                              $    126,647        $    126,211

  Trade accounts receivable, net of allowances of $847
  and $861, respectively                                       40,610              35,092

  Trade accounts receivable - related party                         -               1,605

  Unbilled accounts receivable                                  6,223               4,308

  Current tax asset                                             2,639               3,711

  Other current assets                                          6,423               4,907

                                                         ------------------  -----------------
           Total Current Assets                               182,542             175,834
                                                         ------------------  -----------------

Property and equipment - net                                   42,766             39,090

Goodwill - net                                                    878                878

Other Intangible assets - net                                  12,530             12,870

Other assets                                                    2,976              2,801

                                                         ------------------  -----------------
Total Assets                                             $    241,692        $   231,473
                                                         ==================  =================

Liabilities and Stockholders' Equity

Current Liabilities

Accounts payable                                         $      5,643        $     6,948

Accrued and other current liabilities                          31,882             34,539

                                                         ------------------  -----------------
       Total Current Liabilities                               37,525             41,487

Deferred income taxes                                          24,537             24,505

                                                         ------------------  -----------------
Total Liabilities                                              62,062             65,992
                                                         ------------------  -----------------

                                                         ------------------  -----------------
Stockholders' Equity                                          179,630            165,481
                                                         ------------------  -----------------

                                                         ------------------  -----------------
Total Liabilities and Stockholders' Equity               $    241,692        $   231,473
                                                         ==================  =================


                                             ###